Exhibit 99.1

 A NASDAQ Traded Company - Symbol HBNC    May 2, 2019

 This presentation may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon Bancorp, Inc. and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in the presentation materials should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include risk factors relating to the banking industry and the other factors detailed from time to time in Horizon’s reports filed with the Securities and Exchange Commission, including those described in Horizon’s Annual Report on Form 10-K. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.  Forward-Looking Statements

 Mark E. SecorExecutive Vice President & Chief Financial Officer  3

 Proven & StablePerformanceOver Time

   BranchesBranches – SalinLoan Production Office    5  An Emerging Regional Bank        Locations – 76Counties – 31  Michigan  Indiana  Ohio  Illinois

Salin Bancshares, Inc.
Adds Attractive Growth Markets

Strategic

- Well-positioned 115+ year old franchise in central and northern Indiana that complements Horizon's existing markets
- Enhances Horizon's presence in the attractive Fort Wayne, Columbus, and Indianapolis locales along with numerous locations along-and-between the I-65 and I-69 corridors
- Attractive core deposit base with ~27% of total deposits in non-interest bearing accounts

Transaction Pricing

- Price/Tangible Book Value ~ 168%
- Price/LTM Earnings ~ 37.1x
- Price/2019 Earnings + Cost Savings ~ 8.7x
- Core Deposit Premium ~ 7.6%

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HORIZON BANK

Salin Bancshares, Inc. Financially Accretive

Financial

- Cost savings 45% fully phase-in
- EPS accretion of ~ 7.2% in 2020 (first full year of fully phased-in cost saves)
- Minimal tangible book value dilution earned-back in ~ 3.1 years (crossover method)
- Internal rate of return 25%+

March 26, 2019 Financial Snapshot

- $927.8 million of total assets
- $741.2 million of deposits
- $583.7 million of loans

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 Retail BankingBusiness BankingMortgage BankingWealth Management  Complementary Revenue Streams that are Counter-Cyclical to Varying Economic Cycles    8  Focused & Consistent Revenue Streams

   9  History of Creating Shareholder Value  Footnote Index included in Appendix  ($’s in millions, except per share data)Category  1998  2008  2018  2019 Q1  Assets  $416  $1,307  $4,241  $5,052  Market Capitalization  $27  $41  $606  $725  Stock Price  $2.17  $2.47  $15.78  $16.23  Avg. Daily Trading Volume(1)  #355  #1,644  #77,300  #91,964

 ($’s in Millions)  2013  2018  CAGR  OrganicCAGR  Commercial (“C&I”)  $102  $394  31%  14%  Commercial Real Estate (“CRE”)  402  1,328  27%  14%  Res. Real Estate (“Res. RE”)  287  743  21%  4%  Consumer (“I/L”)  280  549  14%  12%  Total  $1,071  $3,014  23%  11%  *  High Quality, Well Diversified Loan Portfolio  2013  2018  (2)  (2)

 Managing Commercial Real Estate Concentration Risk  December 31, 2017  *  Footnote Index included in Appendix

 Managing Commercial Real Estate Concentration Risk  December 31, 2017  11    Footnote Index included in Appendix

 ($’s in Millions)  2013  2018  CAGR  2018 Cost  Non-interest (“NIB”)  $231  $642  23%  0.00%  Interest (“IB Trans.”)  780  1,684  17%  0.37%  Time Deposits (“CDs”)   280  813  24%  1.57%  Borrowings (“Debt”)  289  588  15%  2.53%  Total  $1,579  $3,727  19%  0.88%  *  Strong Core Funding & Mix  2013  2018

   ($’s in Millions)  2013  2018  CAGR  2018 Cost  Non-interest (“NIB”)  $231  $642  23%  0.00%  Interest (“IB Trans.”)  780  1,684  17%  0.37%  Time Deposits (“CDs”)   280  813  24%  1.57%  Borrowings (“Debt”)  289  588  15%  2.53%  Total  $1,579  $3,727  19%  0.88%  12    Strong Core Funding & Mix  2013  2018

 *  Stabilization of Interest Rates and Net Interest Margin

     13  Stabilization of Interest Rates and Net Interest Margin

 *  Wealth Management Key Contributor to Fee Income  ($’s in millions)  ($’s in millions)

     14  Wealth Management Key Contributor to Fee Income  ($’s in millions)  ($’s in millions)

 *  Low Dependence on Mortgage Revenue  (3)  Footnote Index included in Appendix  ($’s in millions)

     15  Low Dependence on Mortgage Revenue  (3)  Footnote Index included in Appendix  ($’s in millions)

 *  Robust Earnings Growth  Footnote Index included in Appendix  (4)  (4)  ($’s in millions)  Core Diluted EPS CAGR 16%

 *  Robust Earnings Growth  Footnote Index included in Appendix  (4)  (4)  ($’s in millions)  Core Diluted EPS CAGR 16%

 Core Diluted EPS CAGR 16%  *  Robust Earnings Growth  Footnote Index included in Appendix  (4)  (4)  ($’s in millions)

 Core Diluted EPS CAGR 16%  *  Robust Earnings Growth  Footnote Index included in Appendix  (4)  (4)  ($’s in millions)

 Core Diluted EPS CAGR 16%    16  Robust Earnings Growth  Footnote Index included in Appendix  (4)  (4)  ($’s in millions)

     17  Record First QuarterCore Earnings  Footnote Index included in Appendix  EPS Growth 12%  EPS Growth 32%  ($’s in millions)  (6)  (6)

 *  Record First QuarterCore Earnings  Footnote Index included in Appendix  EPS Growth 12%  EPS Growth 32%  ($’s in millions)  (6)  (6)

     17  Record First QuarterCore Earnings  Footnote Index included in Appendix  EPS Growth 12%  EPS Growth 32%  ($’s in millions)  (6)  (6)

     18  Increased Liquidity & DividendsAligned with Earnings Growth  Avg. Daily Volume  Annual Dividends  Footnote Index included in Appendix

 Craig M. DwightChairman & Chief Executive Officer  19

 Building Future Shareholder Value    GrowthOperational Leverage

Market Opportunities Abound



Growth Markets
Future Markets
Grand Rapids
Midland
Troy
Ann Arbor
Kalamazoo
South Bend
NW Indiana
Warsaw
Fort Wayne
NW Ohio
Central Illinois
Lafayette
Indianapolis
esri

People
Market Share
Mergers & Acquisitions

© 2019 S&P Global Market Intelligence All rights reserved. USGS

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 Considerable Opportunitiesto Gain Market Share  22  Footnote Index included in Appendix

Proven Ability to Capitalize

	2002-2007	2008-2013	2014-2015	2016	2017-2018	1Q19
11 Organic Expans.	St. Joseph, S. Bend, Elkhart, Merrillville	Kalamazoo, Indianapolis	Carmel	Ft. Wayne, Grand Rapids	Columbus,[10] Noblesville, Holland	
14 M&A	Anchor Mtg., Alliance	American Trust, Heartland	1st Mtg., Summit, Peoples	Farmers, LaPorte, CNB	Bargersville, Lafayette, Wolverine	Salin

❖ Footnote Index included in Appendix

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     Number of Banks Headquartered in Indiana and Michigan (11)  Merger OpportunitiesContinue to Flourish  On average, approximately 5% of the Banks sold each year.IN & MI 9 + IL 8 + OH 5 ~ 22  Footnote Index included in Appendix  9  24  13  9  10  9  14  13  17  8  9

 *  Operational Leverage -Mass & Scale Works  ($’s in thousands)  ($’s in thousands)  Avg. Assets $639 $1,118 $1,394 $1,950 $4,063 $4,307  7x  2x

     25  Operational Leverage -Mass & Scale Works  ($’s in thousands)  ($’s in thousands)  Avg. Assets $639 $1,118 $1,394 $1,950 $4,063 $4,307  7x  2x

HORIZON BANK

Continue to Focus on Operational Leverage

- Branch Rationalization as Customers Expand Use of Technology
  - Closed 9 Branches in 2019 (3 – Horizon, 1 – LPO, 5 – Salin)
  - Closed 12 Branches from 2008 to 2018
  - Continue to Rationalize Retail Locations

- Leverage Investments in Technology
  - To Enhance the Customer's Experience
  - To Improve Internal Processes and Link Systems
  - Data Mining

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HORIZON BANK

Investments in Technology Increase Capacity

- 2018 Investments
  - Data Mining Partnership
  - Call Tracking
  - Small Business Loan Application – "Instacap"
  - Consumer Loan Platform
  - Interactive Teller Machines – "ITMs"
- 2019 / 2020 Investments
  - Data Warehouse
  - Deposit Platform
  - Mortgage Platform
  - Commercial Platform

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Why Invest inHorizon Bancorp, Inc.

     Value Investment  As of December 31, 2018  HBNC  SNL Peer$1.0B - $5.0B  Variance  Price/Tangible Book Value  167%  151%  16%  Price/EPS (Last 12 Months)  11.4x  13.4x  (2.0)x  Price/EPS (Consensus Estimate 2020)   9.3x  10.5x  (1.2)x  Dividend Yield (as of April 29, 2019)  2.4%  1.9%  0.5%

 HBNC 2018 YTD Eff. Ratio – 60.4% 2019 1st QTD Eff. Ratio – 59.6%      Efficiency Through Mass & Scale    Banks by Total Assets

 *  Growth Story for 20 Years  ($’s in millions)

 *  Growth Story for 20 Years  ($’s in millions)

     Growth Story for 20 Years  ($’s in millions)

   ValueGrowthOperational LeverageMultiple Revenue StreamsProven Ability to Execute the Plan

 Horizon Outperforms the Market For Total Shareholder Return(as of April 29, 2019)    33  Horizon Bancorp, Inc.: 5-Year Total Return Comparison  Footnote Index included in Appendix

 Thank Youfor Your Investment inHorizon Bancorp, Inc.

 A NASDAQ Traded Company - Symbol HBNC

 Appendix  36

   37  Footnote Index    Slide 8(1) Based on the daily trading volume during the fourth quarters of 1998, 2008 and 2018, and the first quarter of 2019, respectively.Financial data in millions, except for stock price, as of December 31, 1998, 2008 and 2018, and March 31, 2019, respectively. Slide 9(2) Organic CAGR of 14% represents the organic CAGR for the entire commercial loan portfolio over the time period presented.Slide 10Percent of total commercial loans as of December 31, 2018.The outstanding balances of the commercial loans types presented as of December 31, 2018 are as follows ($’s in thousands):Non-owner Occupied R/E = $568,202Owner Occupied R/E = $389,027Comm. & Industrial = $342,280Lessors – 1-4 Family & Multifamily = $243,779Devel. & Spec Land = $82,478Agricultural = $51,769Lessors – Student Housing = $44,055Slide 14(3) Mortgage Revenue is defined as interest and fee income from mortgage warehouse loans plus gain on sale of mortgage loans.Slide 15(4) Core net income and core diluted EPS exclude one-time merger expenses, gain on sale of securities, death benefit on bank owned life insurance, prepayment penalties on borrowings, gain on the remeasurement of equity interest in Lafayette Community Bancorp and tax reform bill impact.(5) 2012 results benefited from a record level of mortgage loan production volume and mortgage warehouse loan balances.Slide 16(6) Core net income and core diluted EPS exclude one-time merger expenses and gain on sale of securities, net of tax.

   38  Footnote Index (cont.)    Slide 17Annual dividend amounts adjusted for the following stock splits: December 2011 3:2, November 2012 3:2, November 2016 3:2 and June 2018 3:2.Slide 21(7) All Key Markets are MSAs, except for Northwest Indiana which consists of Lake and Porter Counties.(8) Deposit Market Share as of June 30, 2018.(9) Large Institutions defined as total assets greater than or equal to $10.0 billion at June 30, 2018.Slide 22(10) Columbus location closed February 2018.Slide 23(11) Indiana and Michigan commercial banks, savings banks and savings & loan institutions as of December 31st of each respective year.At December 31, 2018, commercial banks, savings banks and savings & loan institutions totaled 438 and 183 in Illinois and Ohio, respectively. Horizon estimates eight opportunities per year in Illinois and five opportunities per year in Ohio.Slide 32As of April 15, 2019. SNL U.S. Bank includes all Major Exchange Banks in SNL’s coverage universe.Slide 38-40Horizon believes these non-GAAP financial measures are helpful to investors and provide a greater understanding of our business without giving effect to purchase accounting impacts and one-time acquisition and other non-recurring costs and non-core items. These measures are not necessarily comparable to similar measures that may be presented by other companies and should not be considered in isolation or as a substitute for the related GAAP measure.

   39  Non-GAAP Reconciliations  See Footnote Index in Appendix

   40  Non-GAAP Reconciliations  See Footnote Index in Appendix

   41  Non-GAAP Reconciliations  See Footnote Index in Appendix